[Logo]  M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)




          MFS(R) CASH RESERVE FUND
          SEMIANNUAL REPORT O FEBRUARY 28, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Portfolio of Investments ..................................................  7
Financial Statements ......................................................  8
Notes to Financial Statements ............................................. 14
MFS' Year 2000 Readiness Disclosure ....................................... 19
Trustees and Officers ..................................................... 21



       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with the potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Jean O. Alessandro]
      Jean O. Alessandro

Dear Shareholders,
Short-term interest rates have fallen dramatically over the past six months. As a result, the annualized compounded yield on an investment in Class A shares of the Fund for the seven-day period ended February 28, 1999, fell from 4.96% at the beginning of the period to 4.23%. The annualized compounded yield on an investment in Class B shares fell from 3.94% to 3.18%, and that of Class C shares fell from 3.94% to 3.10%.

Due to financial and economic crises around the globe, the Federal Reserve Board (the Fed) lowered rates three times in the fall of 1998. Between the end of September and mid-November, the Fed reduced the rate banks charge each other for overnight loans (the federal funds rate) from 5.50% to 4.75%. As a result, yields on 90-day commercial paper and government agencies have dropped approximately 65 basis points (0.65%). The U.S. economy continues to grow rapidly despite economic weakness abroad. In the next few months, we anticipate no action by the Fed and expect short-term interest rates to remain flat or move slightly higher.

The average maturity of the Fund on February 28, 1999, was 40 days, versus 42 days on August 31, 1998. Although we lengthened maturities during the fall of 1998 in expectation of lower rates, we ended the period with a shorter maturity than the average money market fund, according to IBC Financial Data, Inc., an independent firm that reports money market fund performance. We will continue to target the 40- to 45-day average maturity range going forward.

The portfolio continues to include only the highest-quality corporate, bank, and government securities in order to provide investors with maximum security against credit risk. On February 28, 1999, approximately 32% of the Fund's net assets were invested in commercial paper, with the balance invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government. The large position in government-guaranteed paper was due to the narrow yield spreads, or differentials, between government-agency obligations and commercial paper and to our investment guidelines, which are among the strictest in the industry. We believe this emphasis on quality should allow the Fund to continue to help investors obtain current income and, at the same time, preserve capital and liquidity.

Respectfully,

/s/ Jean O. Alessandro
    Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and holdings are subject to change.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JEAN O. ALESSANDRO IS ASSISTANT VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) CASH RESERVE FUND, MFS(R) GOVERNMENT MONEY MARKET FUND, MFS(R) MONEY MARKET FUND, THE MONEY MARKET SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND THE MFS(R) MONEY MARKET SERIES (PART OF MFS(R) VARIABLE
   INSURANCE TRUST(SM)).

   MS. ALESSANDRO JOINED MFS IN 1986 AS A FIXED-INCOME TRADING ASSISTANT. FROM 1986 TO 1990, SHE WAS A MONEY MARKET TRADER AND, FROM 1990 TO 1993, A SENIOR MONEY MARKET SPECIALIST. SHE WAS NAMED INVESTMENT OFFICER IN 1993, PORTFOLIO MANAGER IN 1998, AND ASSISTANT VICE PRESIDENT IN 1999. MS. ALESSANDRO EARNED A BACHELOR'S DEGREE FROM THE UNIVERSITY OF CONNECTICUT.

   ALL PORTFOLIO MANAGERS OF MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED BOTTOM UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                  SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME
                              AS IS CONSIDERED CONSISTENT WITH THE PRESERVATION
                              OF CAPITAL AND LIQUIDITY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      DECEMBER 29, 1986

  CLASS INCEPTION:            CLASS A  SEPTEMBER 7, 1993
                              CLASS B  DECEMBER 29, 1986
                              CLASS C  APRIL 1, 1996

  SIZE:                       $700.6 MILLION NET ASSETS AS OF FEBRUARY 28, 1999

  AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1999

Commercial Paper - 31.1%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
  American General Finance Corp., due 4/05/99                          $  5,600           $  5,573,812
  Archer Daniels Midland Co., due 5/06/99 - 5/18/99                      13,000             12,874,703
  Bank of America, FSB, due 6/07/99                                       9,000              8,882,645
  BankAmerica Corp., due 7/26/99                                          6,000              5,883,625
  Bellsouth Telecommunications, Inc., due 3/24/99                         7,000              6,978,757
  Carolina Power & Light Co., due 3/11/99                                10,000              9,986,639
  Coca-Cola Co., due 4/16/99 - 4/29/99                                   15,000             14,895,189
  Daimler Benz North America, due 5/21/99                                 7,000              6,924,400
  Deutsche Bank, due 4/15/99                                              7,000              6,957,825
  Disney (Walt) Co., due 5/24/99                                         10,000              9,889,633
  Dow Chemical Co., due 3/25/99 - 3/31/99                                14,000             13,949,658
  du Pont (E.I.) de Nemours & Co., due 6/25/99                           10,000              9,847,589
  Duke Power Co., due 3/30/99                                             5,000              4,980,586
  General Electric Capital Corp., due 4/07/99                             8,000              7,958,560
  Goldman Sachs Group LP, due 3/09/99 - 4/23/99                          14,000             13,942,291
  Lucent Technologies, Inc., due 5/11/99                                  8,000              7,923,793
  Merrill Lynch & Co., Inc., due 4/09/99                                  7,000              6,962,235
  Metropolitan Life Funding, Inc., due 3/02/99                            8,000              7,998,931
  Morgan (J.P.) & Co., Inc., due 7/13/99                                  8,000              7,858,258
  National Rural Utilities Cooperative Finance Corp.,
    due 3/04/99 - 3/30/99                                                13,000             12,977,668
  Salomon Smith Barney Holdings, Inc., due 3/16/99 - 4/08/99             14,000             13,950,357
  UBS Finance Delaware, Inc., due 3/08/99 - 4/12/99                      14,000             13,953,530
  Wachovia Corp., due 5/19/99                                             7,000              6,926,267
------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                       $218,076,951
------------------------------------------------------------------------------------------------------

U.S. Government and Agency Obligations - 67.8%
------------------------------------------------------------------------------------------------------
  Federal Agricultural Mortgage Corp., due 3/15/99                     $  7,000           $  6,986,498
  Federal Farm Credit Bank, due 4/21/99 - 6/28/99                        23,000             22,754,364
  Federal Home Loan Bank, due 3/03/99 - 3/17/99                          17,000             16,981,528
  Federal Home Loan Mortgage Corp., due 3/01/99 - 8/10/99               277,068            276,116,913
  Federal National Mortgage Assn., due 3/05/99 - 9/03/99                 80,900             80,259,332
  Student Loan Marketing Corp., due 3/01/99                              71,950             71,950,000
------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations,
  at Amortized Cost and Value                                                             $475,048,635
------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                            $693,125,586

Other Assets, Less Liabilities - 1.1%                                                        7,471,149
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $700,596,735
------------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                          $693,125,586
  Cash                                                                    37,492
  Receivable for Fund shares sold                                     15,659,350
  Other assets                                                             4,861
                                                                    ------------
      Total assets                                                  $708,827,289
                                                                    ------------
Liabilities:
  Distributions payable                                             $     96,704
  Payable for Fund shares reacquired                                   7,615,978
  Payable to affiliates -
    Management fee                                                        25,257
    Shareholder servicing agent fee                                        6,314
    Distribution and service fee                                         306,951
    Administrative fee                                                       842
  Accrued expenses and other liabilities                                 178,508
                                                                    ------------
      Total liabilities                                             $  8,230,554
                                                                    ------------
Net assets (represented by paid-in capital)                         $700,596,735
                                                                    ============
Shares of beneficial interest outstanding                            700,596,735
                                                                     ===========
Class A shares:
  Net asset value and offering price per share
    (net assets of $104,459,059 / 104,459,059 shares
      of beneficial interest outstanding)                               $1.00
                                                                        =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $496,889,380 / 496,889,380 shares
      of beneficial interest outstanding)                               $1.00
                                                                        =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $99,248,296 / 99,248,296 shares
      of beneficial interest outstanding)                               $1.00
                                                                        =====
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statements of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1999
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $12,887,661
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,376,729
    Trustees' compensation                                               19,297
    Shareholder servicing agent fee                                     281,827
    Distribution and service fee (Class B)                            1,837,369
    Distribution and service fee (Class C)                              294,510
    Administrative fee                                                   26,973
    Custodian fee                                                        90,040
    Printing                                                             19,334
    Postage                                                              96,854
    Auditing fees                                                        11,180
    Legal fees                                                            1,400
    Miscellaneous                                                       456,714
                                                                    -----------
      Total expenses                                                $ 4,512,227
    Fees paid indirectly                                                (18,979)
    Preliminary reduction of expenses by investment adviser            (249,424)
                                                                    -----------
      Net expenses                                                  $ 4,243,824
                                                                    -----------
        Net investment income                                       $ 8,643,837
                                                                    ===========

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                    YEAR ENDED
                                                         FEBRUARY 28, 1999               AUGUST 31, 1998
                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $     8,643,837               $    12,287,410
                                                           ---------------               ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                     $    (1,590,749)              $    (2,201,910)
  From net investment income (Class B)                          (6,110,366)                   (9,040,559)
  From net investment income (Class C)                            (942,722)                   (1,044,941)
                                                           ---------------               ---------------
      Total distributions declared to shareholders         $    (8,643,837)              $   (12,287,410)
                                                           ---------------               ---------------
Fund share (principal) transactions at net asset
  value of $1.00 per share -
  Net proceeds from sales of shares                        $ 3,352,402,161               $ 4,197,280,427
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                6,600,442                     9,322,273
  Cost of shares reacquired                                 (3,248,103,490)               (3,922,701,430)
                                                           ---------------               ---------------
      Total increase in net assets                         $   110,899,113               $   283,901,270
Net assets:
  At beginning of period                                       589,697,622                   305,796,352
                                                           ---------------               ---------------
  At end of period                                         $   700,596,735               $   589,697,622
                                                           ===============               ===============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                              SIX MONTHS                                                            NINE MONTHS
                                   ENDED                   YEAR ENDED AUGUST 31,                          ENDED        PERIOD ENDED
                            FEBRUARY 28,       ----------------------------------------------        AUGUST 31,        NOVEMBER 30,
                                    1999            1998         1997        1996        1995              1994               1993*
                             (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                 CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value -
 beginning of period              $ 1.00          $ 1.00       $ 1.00      $ 1.00      $ 1.00            $ 1.00              $ 1.00
                                  ------          ------       ------      ------      ------            ------              ------
Net investment income(S)          $ 0.02          $ 0.05       $ 0.05      $ 0.04      $ 0.05            $ 0.02              $ 0.01
Less distributions declared
 to shareholders from net
 investment income                 (0.02)          (0.05)       (0.05)      (0.04)      (0.05)            (0.02)              (0.01)
                                  ------          ------       ------      ------      ------            ------              ------
Net asset value - end of period   $ 1.00          $ 1.00       $ 1.00      $ 1.00      $ 1.00            $ 1.00              $ 1.00
                                  ======          ======       ======      ======      ======            ======              ======
Total return                       4.36%+          4.87%        4.64%       4.75%       4.91%             2.89%+              2.28%+
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                       0.84%+          0.82%        0.93%       0.84%       0.90%             0.86%+              0.92%+
  Net investment income            4.26%+          4.72%        4.54%       4.62%       4.94%             3.11%+              2.26%+
Net assets at end of period
 (000 omitted)                  $104,459         $80,374      $45,007     $37,872     $10,852            $2,156                 $49
  * For the period from the inception of Class A, September 7, 1993, through November 30, 1993.
  + Annualized.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income         $ 0.02          $ 0.05       $ 0.04      $ 0.04      $ 0.05            $ 0.02              $ 0.01
 Ratios (to average net assets):
   Expenses##                      0.94%+          0.92%        1.03%       0.94%       1.00%             0.96%+              1.02%+
   Net investment income           4.16%+          4.62%        4.44%       4.52%       4.84%             3.01%+              2.16%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                             SIX MONTHS                                                          NINE MONTHS
                                  ENDED                     YEAR ENDED AUGUST 31,                      ENDED             YEAR ENDED
                           FEBRUARY 28,        ----------------------------------------------     AUGUST 31,           NOVEMBER 30,
                                   1999             1998          1997       1996        1995           1994                   1993
                            (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                               CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value -
 beginning of period              $ 1.00          $ 1.00       $ 1.00      $ 1.00      $ 1.00            $ 1.00              $ 1.00
                                  ------          ------       ------      ------      ------            ------              ------
Net investment income(S)          $ 0.02          $ 0.04       $ 0.03      $ 0.04      $ 0.04            $ 0.01              $ 0.01
Less distributions declared
 to shareholders from net
 investment income                 (0.02)          (0.04)       (0.03)      (0.04)      (0.04)            (0.01)              (0.01)
                                  ------          ------       ------      ------      ------            ------              ------
Net asset value -
 end of period                    $ 1.00          $ 1.00       $ 1.00      $ 1.00      $ 1.00            $ 1.00              $ 1.00
                                  ======          ======       ======      ======      ======            ======              ======
Total return                       3.33%+          3.83%        3.58%       3.64%       3.81%             1.79%+              1.16%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                       1.84%+          1.82%        1.95%       1.92%       1.93%             1.94%+              2.00%
  Net investment income            3.32%+          3.78%        3.53%       3.58%       3.69%             1.88%+              1.19%
Net assets at end
 of period (000 omitted)        $496,889        $438,577     $244,416    $251,192    $166,519          $213,635            $155,274
  + Annualized.
 ## The Fund has an expense offset arrangement which reduced the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
 Net investment income            $ 0.02          $ 0.04       $ 0.03      $ 0.04      $ 0.04            $ 0.01              $ 0.01
 Ratios (to average net assets):
   Expenses##                      1.94%+          1.92%        2.05%       2.02%       2.03%             2.04%+              2.10%
   Net investment income           3.22%+          3.68%        3.43%       3.48%       3.59%             1.78%+              1.09%

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS                YEAR ENDED                    PERIOD ENDED
                                                              ENDED                AUGUST 31,                      AUGUST 31,
                                                       FEBRUARY 28,       -----------------------------               1996***
                                                               1999              1998              1997
                                                        (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                            CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                        $ 1.00            $ 1.00            $ 1.00                $ 1.00
                                                             ------            ------            ------                ------
Net investment income(S)                                     $ 0.02            $ 0.04            $ 0.03                $ 0.01
Less distributions declared to shareholders from
  net investment income                                       (0.02)            (0.04)            (0.03)                (0.01)
                                                             ------            ------            ------                ------
Net asset value - end of period                              $ 1.00            $ 1.00            $ 1.00                $ 1.00
                                                             ======            ======            ======                ======
Total return                                                  3.27%+            3.76%             3.60%                 3.67%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.84%+            1.82%             1.95%                 1.79%+
  Net investment income                                       3.19%+            3.80%             3.57%                 3.60%+
Net assets at end of period (000 omitted)                   $99,248           $70,746           $16,373                $6,642
*** For the period from the inception of Class C, April 1, 1996, through August 31, 1996.
  + Annualized.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund the net investment income per share and ratios would have been:
 Net investment income                                       $ 0.02            $ 0.04            $ 0.03                $ 0.01
 Ratios (to average net assets):
   Expenses##                                                 1.94%+            1.92%             2.05%                 1.89%+
   Net investment income                                      3.09%+            3.70%             3.47%                 3.50%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Cash Reserve Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At August 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,143 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 1999, ($753), August 31, 2003, ($908), August 31, 2004,
($480) and August 31, 2006, ($2).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% the Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,733 for the six months ended February 28, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of 0.10% per annum Class A distribution fee and payment of 0.25% per annum service fee will commence on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $19,264 and $347 for Class B and Class C shares, respectively, for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1999 were $2,707, $1,040,682, and $120,146 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $22,579,940,690 and $22,460,823,000, respectively.

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value, $1.00 per share). Transactions in Fund shares were as follows:

Class A Shares

                                                           SIX MONTHS ENDED           YEAR ENDED
                                                          FEBRUARY 28, 1999      AUGUST 31, 1998
--------------------------------------------------------------------------------------------------
Shares sold                                                     948,782,758          967,380,915
Shares issued to shareholders in reinvestment of
  distributions                                                   1,186,147            1,645,697
Shares reacquired                                              (925,884,026)        (933,659,907)
                                                             --------------       --------------
    Net increase                                                 24,084,879           35,366,705
                                                             ==============       ==============

Class B Shares
                                                           SIX MONTHS ENDED           YEAR ENDED
                                                          FEBRUARY 28, 1999      AUGUST 31, 1998
--------------------------------------------------------------------------------------------------
Shares sold                                                   1,559,653,734        2,244,025,425
Shares issued to shareholders in reinvestment of
  distributions                                                   4,780,215            7,046,348
Shares reacquired                                            (1,506,121,980)      (2,056,910,279)
                                                             --------------       --------------
    Net increase                                                 58,311,969          194,161,494
                                                             ==============       ==============

Class C Shares
                                                           SIX MONTHS ENDED           YEAR ENDED
                                                          FEBRUARY 28, 1999      AUGUST 31, 1998
--------------------------------------------------------------------------------------------------
Shares sold                                                     843,965,669          985,874,087
Shares issued to shareholders in reinvestment of
  distributions                                                     634,080              630,228
Shares reacquired                                              (816,097,484)        (932,131,244)
                                                             --------------       --------------
    Net increase                                                 28,502,265           54,373,071
                                                             ==============       ==============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 28, 1999, was $2,059.

MFS(R) CASH RESERVE FUND

TRUSTEES                                            SECRETARY
Richard B. Bailey* - Private Investor;              Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                           ASSISTANT SECRETARY
                                                    James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                    CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac           State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School        INVESTOR INFORMATION
                                                    For MFS stock and bond market outlooks, call
The Hon. Sir J. David Gibbons, KBE - Chief          toll free: 1-800-637-4458 anytime from a
Executive Officer, Edmund Gibbons Ltd.;             touch-tone telephone.
Chairman, Colonial Insurance Company, Ltd.
                                                    For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                  financial adviser or, for an information kit,
                                                    call toll free: 1-800-637-2929 any business day
Walter E. Robb, III - President and Treasurer,      from 9 a.m. to 5 p.m. Eastern time (or leave a
Benchmark Advisors, Inc. (corporate financial       message anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                       INVESTOR SERVICE
                                                    MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive                 P.O. Box 2281
Vice President, Director, and Secretary,            Boston, MA 02107-9906
MFS Investment Management
                                                    For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief                1-800-225-2606 any business day from
Executive Officer, and Director,                    8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                    For service to speech- or hearing-impaired,
J. Dale Sherratt - President, Insight               call toll free: 1-800-637-6576 any business day
Resources, Inc. (acquisition planning               from 9 a.m. to 5 p.m. Eastern time. (To use
specialists) Ward Smith - Former Chairman           this service, your phone must be equipped with
(until 1994), NACCO Industries (holding             a Telecommunications Device for the Deaf.) For
company)                                            share prices, account balances, and exchanges,
                                                    call toll free: 1-800-MFS-TALK (1-800-637-8255)
INVESTMENT ADVISER                                  anytime from a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                                 WORLD WIDE WEB
Boston, MA 02116-3741                               www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Jean O. Alessandro*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) CASH RESERVE FUND                                            ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
WE INVENTED THE MUTUAL FUND(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                       MCR-3 4/99 41M 01/201/301